UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2017

Centrue Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-28846	36-3145350
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
122 West Madison Street, Ottawa, Illinois 61350
(Address of principal executive offices) (Zip Code)
(815) 431-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The following information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On January 26, 2017, Centrue Financial Corporation (the “Company”) issued a news release to report its financial results for the quarter ended and year ended, December 31, 2016. The release is furnished as Exhibit 99.1 hereto.

ITEM 7.01 - REGULATION FD DISCLOSURE

The following information, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is furnishing its Fourth Quarter 2016 Earnings Presentation, included as Exhibit 99.2 hereto. This Earnings Presentation will be used, in whole or in part, from time to time by executives of the Company in one or more meetings with investors and analysts.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

99.1	Press Release announcing fourth quarter and full year 2016 earnings, issued January 26, 2017.
99.2	Fourth Quarter 2016 Earnings Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2017	CENTRUE FINANCIAL CORPORATION

	By:	/s/ Daniel R. Kadolph
	Name:	Daniel R. Kadolph
	Title:	Executive Vice President & Chief Financial Officer